September 25, 2008

PROVIDENT INVESTMENT COUNSEL
FLEXIBLE GROWTH FUND, CLASS I
SMALL CAP GROWTH FUND, CLASS I

A series of Advisors Series Trust

Supplement to the Prospectus
and Statement of Additional Information (“SAI”)
dated February 28, 2008, as supplemented July 31, 2008

This Supplement supersedes the Supplement dated July 31, 2008.

Flexible Growth Fund

Provident Investment Counsel, LLC, the investment advisor to the Provident Investment Counsel Flexible Growth Fund (the “Fund”) has determined to discontinue managing the Fund, and the Board of Trustees of Advisors Series Trust has adopted a plan of liquidation.   Please note that the Fund will be liquidating its assets on October 17, 2008.  You are welcome, however, to redeem your shares before that date.

Effective immediately, in anticipation of the liquidation, the Fund is no longer accepting purchases into the Fund.  In addition, effective September 25, 2008, the Fund’s investment advisor will begin an orderly transition of the portfolio to cash and cash equivalents and the Fund will thereafter no longer be pursuing its investment objective.  Shareholders of the Fund may redeem their investments as described in the Fund’s prospectus.  Accounts not redeemed by October 15, 2008, will automatically be redeemed and cash proceeds, less any required withholdings, will be sent to the address of record.

If you hold your shares in an IRA account, you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Fund’s transfer agent at 1-800-618-7643 prior to October 15, 2008, of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If the Fund has not received your redemption request or other instruction by October 15, 2008, your shares will be redeemed on October 17, 2008, and you will receive your proceeds from the Fund, subject to any required withholding.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record as of the close of business on October 17, 2008.

Please contact the Fund at 1-800-618-7643 if you have any questions.

Therefore, effective at the end of business on October 17, 2008, all references to the Flexible Growth Fund in the Prospectus and SAI are entirely deleted.

The section titled “Exchange Privilege” on page 19 of the Prospectus is deleted.

The section titled “Trading Restrictions” on page 20 of the Prospectus is deleted.

The paragraphs regarding exchanges on page 24 of the Prospectus in the section titled “Other Transaction Matters” are deleted.

Small Cap Growth Fund

Effective immediately, Ned W. Brines, Andrew J. Pearl and Nick A. Blankl no longer serve as portfolio managers for the Provident Investment Counsel Small Cap Growth Fund.

Please disregard all references to Messrs. Brines, Pearl and Blankl in the Prospectus and SAI.

Effective immediately, James M. Landreth, CFA, joins the Provident Investment Counsel Small Cap Growth Fund portfolio management team as co-lead portfolio manager with Barry B. Burch.

James M. Landreth, CFA – Mr. Landreth is a senior vice president, the lead small cap, mid-cap and small-mid cap portfolio manager with generalist research responsibilities for small and mid-cap growth stocks.  Mr. Landreth has been in the investment industry since 1990 and joined the Advisor in 1993.  He holds a BS degree in finance from San Diego State University and an MBA from the Marshall School of Business at the University of Southern California.  Mr. Landreth is a Chartered Financial Analyst and a member of the CFA Institute.

Effective immediately, the introductory paragraph and tables in the section titled “Portfolio Managers” in the SAI on pages 36 to 38 are deleted and replaced with the following:

Portfolio Managers

The portfolio managers are responsible for the day-to-day management of the Fund.  The following table shows the number of other accounts managed by the portfolio managers and the total assets in the accounts managed within various categories as of August 31, 2008.

			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Barry B. Burch(1)
Registered Investment Companies	1	$60 million	0	$0.00
Other Pooled Investments	1	$260 million	0	$0.00
Other Accounts	9	$333 million	0	$0.00
James M. Landreth(1)
Registered Investment Companies	2	$88 million	0	$0.00
Other Pooled Investments	2	$261 million	0	$0.00
Other Accounts	20	$760 million	0	$0.00

(1)           Mr. Burch and Mr. Landreth are part of a team that manages accounts.

Securities Owned in the Fund by Portfolio Managers.  As of December 31, 2007, the portfolio managers owned the following equity securities in the Fund:

Name of Portfolio Managers	Dollar Range of Equity Securities in the Fund Managed (None, $1-$10,000, 10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
Small Cap Growth Fund
Barry B. Burch	None
James M. Landreth	$50,001 - $100,000

Please retain this Supplement with your Prospectus and SAI for reference.